Exhibit 10.35

January 19, 1999                                                        $75,000



                         Non-Negotiable Promissory Note
                                Due July 19, 1999

                  Paradigm Medical Industries, Inc., a Delaware corporation ("Borrower"), for value received hereby promises to pay to Cyndel & Co., a New York corporation ("Noteholder"), by certified check or wire transfer of immediately available funds the principal sum of Seventy-Five Thousand Dollars ($75,000) ("Note Amount") on July 19, 1999 (the "Maturity Date").

                  1. Terms of Note. The Note Amount shall bear interest at the rate of 10.0% per annum, with interest accruing from the date hereof through and including the Maturity Date. All computations of interest payable hereunder shall be on the basis of a 360-day year and actual days elapsed in the period for which such interest is payable. Interest shall be payable monthly in arrears, with the final payment due on the Maturity Date.

                  Whenever any payment on this Note shall be stated to be due on a Saturday, a Sunday or a day on which banking institutions in the City of New York are authorized or obligated by law, regulation or executive order to remain closed (a "Legal Holiday"), such payment shall be made on the next succeeding day which is not a Legal Holiday and such extension of time shall be included in the computation of the payment of interest on this Note.

                  2. Transfer. This Note is not assignable or transferable by Noteholder. Borrower may assign its obligations hereunder without the prior written consent of Noteholder.

                  3. No Waiver. No failure on the part of Noteholder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  4. Costs; Expenses. In the event Noteholder initiates an action to enforce the provisions of this Note, then the prevailing party in such action, as determined by the court, agency, tribunal or other body with jurisdiction over the action, shall be reimbursed by the other party its reasonable fees and out-of-pocket expenses of counsel in connection with such action.


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                  5. Amendment.  No amendment or waiver of any provision of this
Note, nor consent to any departure by Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by Noteholder and Borrower and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  6. Waivers. Borrower hereby waives any requirements of demand, presentment for payment, notice of dishonor, notice of protest and protest.

                  7. Acceleration. If the Note Amount is not paid by Borrower on the Maturity Date, and remains unpaid thirty business days thereafter, an "Event of Default" shall have occurred. If suit is brought to collect the Note Amount, Noteholder shall be entitled to collect all reasonable costs and expenses of suit, including, but not limited to, reasonable attorney's fees. If prior to the occurrence of an Event of Default, but following the Maturity Date, Borrower shall pay all overdue payments due and owing hereunder to Noteholder, then no Event of Default shall have occurred.

                  8. No Set Off. This Note is not subject to any right of set off.

                  9. Prepayment. Borrower may prepay the Note Amount in full or in part and any accrued but unpaid interest thereon without penalty at any time. Any partial prepayment shall be applied in inverse order against the Note Amount outstanding.

                  10. Governing Law; Forum. THIS NOTE AND THE LEGAL RELATIONS BETWEEN THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW RULES OF SUCH STATE. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT SITTING IN THE STATE OF NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT LEGALLY POSSIBLE, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

                  IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of the date first above written.

                                               PARADIGM MEDICAL INDUSTRIES, INC.



                                               By:  /s/ Thomas F. Motter
                                                   ------------------------
                                                   Name: Thomas F. Motter
                                                   Title:  CEO



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